Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP Target Volatility Portfolio
September 30, 2023
VIPTV-NPRT3-1123
1.955030.110
Equity Funds - 75.1%
	Shares	Value ($)
Domestic Equity Funds - 46.7%
Fidelity Contrafund (a)	248,499	3,702,642
Fidelity Equity-Income Fund (a)	34,053	2,185,856
Fidelity Hedged Equity Fund (a)	197,800	2,015,577
Fidelity Large Cap Value Enhanced Index Fund (a)	322,371	4,687,280
Fidelity Low-Priced Stock Fund (a)	88,552	3,663,391
Fidelity U.S. Low Volatility Equity Fund (a)	216,821	2,196,397
Fidelity Value Discovery Fund (a)	50,452	1,687,104
iShares S&P 500 Index ETF	38,468	16,519,313
VIP Stock Selector All Cap Portfolio Investor Class (a)	5,464,921	50,167,974
TOTAL DOMESTIC EQUITY FUNDS		86,825,534
International Equity Funds - 28.4%
Fidelity Canada Fund (a)	30,625	1,860,790
Fidelity Emerging Markets Fund (a)	327,854	10,930,657
Fidelity International Enhanced Index Fund (a)	548,182	5,525,671
Fidelity International Value Fund (a)	757,881	6,934,608
Fidelity Japan Smaller Companies Fund (a)	109,448	1,582,624
Fidelity Overseas Fund (a)	173,669	9,355,563
iShares Core MSCI EAFE ETF (b)	234,299	15,077,141
iShares Core MSCI Emerging Markets ETF	30,224	1,438,360
TOTAL INTERNATIONAL EQUITY FUNDS		52,705,414
TOTAL EQUITY FUNDS (Cost $138,357,045)		139,530,948

Fixed-Income Funds - 24.5%
	Shares	Value ($)
Fixed-Income Funds - 24.5%
Fidelity Long-Term Treasury Bond Index Fund (a)	721,093	6,569,160
Fidelity Total Bond Fund (a)	3,370,737	30,606,292
Fidelity U.S. Bond Index Fund (a)	835,906	8,242,030

TOTAL FIXED-INCOME FUNDS (Cost $52,798,037)		45,417,482

Money Market Funds - 8.4%
	Shares	Value ($)
Cash Equivalents - 8.4%
Fidelity Cash Central Fund 5.39% (c)	229,262	229,307
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	15,455,654	15,457,200
TOTAL CASH EQUIVALENTS		15,686,507
Money Market Funds - 0.0%
Fidelity Investments Money Market Government Portfolio Institutional Class 5.27% (a)(e)	1,722	1,722
TOTAL MONEY MARKET FUNDS (Cost $15,688,229)		15,688,229

U.S. Treasury Obligations - 0.3%
	Principal Amount (f)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.37% to 5.38% 12/14/23 (g) (Cost $504,443)	510,000	504,519

TOTAL INVESTMENT IN SECURITIES - 108.3% (Cost $207,347,754)	201,141,178
NET OTHER ASSETS (LIABILITIES) - (8.3)%	(15,455,802)
NET ASSETS - 100.0%	185,685,376

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	43	Dec 2023	9,299,825	(418,691)	(418,691)

The notional amount of futures purchased as a percentage of Net Assets is 5.0%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.
(e)	The rate quoted is the annualized seven-day yield of the fund at period end.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $504,519.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	15,853,188	20,406,878	36,030,759	71,176	-	-	229,307	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	-	157,536,271	142,079,071	4,561	-	-	15,457,200	0.1%
Total	15,853,188	177,943,149	178,109,830	75,737	-	-	15,686,507

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	702,492	1,504,105	348,126	-	(11,415)	13,734	1,860,790
Fidelity Contrafund	2,775,982	751,885	541,813	49,338	28,625	687,963	3,702,642
Fidelity Emerging Markets Fund	7,376,518	5,269,397	1,991,623	-	(65,355)	341,720	10,930,657
Fidelity Equity-Income Fund	2,007,814	504,872	335,235	21,706	(3,149)	11,554	2,185,856
Fidelity Hedged Equity Fund	529,557	1,523,434	-	334	-	(37,414)	2,015,577
Fidelity Inflation-Protected Bond Index Fund	4,690,184	18,018	4,782,757	852	(301,472)	376,027	-
Fidelity International Enhanced Index Fund	2,030,136	4,416,218	1,045,553	-	(11,827)	136,697	5,525,671
Fidelity International Value Fund	2,504,800	5,380,890	1,239,617	-	(5,573)	294,108	6,934,608
Fidelity Investments Money Market Government Portfolio Institutional Class 5.27%	34,037,513	206,793	34,242,584	184,497	-	-	1,722
Fidelity Japan Smaller Companies Fund	1,474,271	-	-	-	-	108,353	1,582,624
Fidelity Large Cap Value Enhanced Index Fund	4,319,140	1,038,069	725,424	-	(6,375)	61,870	4,687,280
Fidelity Long-Term Treasury Bond Index Fund	8,099,354	232,006	1,030,421	182,672	(432,863)	(298,916)	6,569,160
Fidelity Low-Priced Stock Fund	3,315,574	1,297,900	555,074	497,149	(25,790)	(369,219)	3,663,391
Fidelity Overseas Fund	3,578,785	7,749,262	2,008,540	-	(23,742)	59,798	9,355,563
Fidelity Total Bond Fund	36,492,823	1,266,326	6,379,761	1,057,225	(668,918)	(104,178)	30,606,292
Fidelity U.S. Bond Index Fund	23,436,960	4,851,879	20,114,514	331,889	(1,774,122)	1,841,827	8,242,030
Fidelity U.S. Low Volatility Equity Fund	2,650,714	27,894	467,405	6,180	24,102	(38,908)	2,196,397
Fidelity Value Discovery Fund	1,595,535	441,966	259,941	63,981	(4,785)	(85,671)	1,687,104
VIP Stock Selector All Cap Portfolio Investor Class	38,665,768	13,555,119	7,430,731	-	(228,487)	5,606,305	50,167,974
	180,283,920	50,036,033	83,499,119	2,395,823	(3,511,146)	8,605,650	151,915,338

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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